UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2018
Date of Report (Date of earliest event reported)

 GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                      Results of Operations and Financial Condition

On June 14, 2018, GlobalSCAPE, Inc. (“Globalscape” or the “Company”) issued a press release announcing its restated consolidated financial results for the years ended December 31, 2015 and 2016 and for the three months ended March 31, 2017 and  consolidated financial results for the three and six months ended June 30, 2017, the three and nine months ended September 30, 2017, the year ended December 31, 2017 and  the three months ended March 31, 2018 and the filing of its delinquent reports required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. A copy of the press release is furnished with this report as Exhibit 99.1. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended,  except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Exhibits

(d) Exhibit

99.1  Press release dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ Matthew Goulet
Matthew Goulet President and Chief Executive Officer
Dated: June 14, 2018

EXHIBIT INDEX

Document Description

99.1
Press release dated June 14, 2018, announcing GlobalSCAPE’s restated consolidated financial results for the years ended December 31, 2015 and 2016 and for the three months ended March 31, 2017 and  consolidated financial results for the three and six months ended June 30, 2017, the three and nine months ended September 30, 2017, the year ended December 31, 2017 and  the three months ended March 31, 2018 and the filing of its delinquent reports required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.